Exhibit 99.1 Fiscal 2020 Fourth Quarter Earnings Presentation August 13, 2020

Safe Harbor Statement and Non-GAAP Financial Measures CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS This release contains certain forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. These statements are based on management’s current knowledge and estimates of factors affecting the Company and its operations. Statements in this release that are forward-looking include, but are not limited to, statements related to the impact of the COVID-19 pandemic on the Company’s business, the Company’s position to enhance value and continue to grow its consumer connection, and growth over the long term. Forward-looking statements can be identified by words such as may, should, expects, provides, anticipates, assumes, can, will, meets, could, likely, intends, might, predicts, seeks, would, believes, estimates, plans, continues, guidance or outlook, or variations of these words or similar expressions. Actual results may differ materially from those currently anticipated. Factors that could adversely affect future results include, but are not limited to, market conditions, including the availability of debt capital and the terms upon which such debt can be secured, if at all; the impact of the COVID-19 pandemic on the Company, its customers and its suppliers; downturns in global, national and/or local economies; a softening of the domestic advertising market; world, national or local events that could disrupt broadcast television; increased consolidation among major advertisers or other events depressing the level of advertising spending; the unexpected loss or insolvency of one or more major clients or vendors; the integration of acquired businesses; changes in consumer reading, purchasing and/or television viewing patterns; increases in paper, postage, printing, syndicated programming or other costs; changes in television network affiliation agreements; technological developments affecting products or methods of distribution; changes in government regulations affecting the Company’s industries; increases in interest rates; the consequences of acquisitions and/or dispositions; the Company’s ability to comply with the terms of its debt financing; and the risk factors contained in the Company’s most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (“SEC”), as well as the risk factors set forth in Exhibit 99.2 to the Company’s Current Report on Form 8-K filed with the SEC on June 24, 2020, all of which are available on the SEC’s website at www.sec.gov, and the Company’s other filings with the SEC. Such risk factors may be amplified by the COVID-19 pandemic and its potential impact on the Company’s business and the global economy. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise. RATIONALE FOR USE AND ACCESS TO NON-GAAP RESULTS Management uses and presents GAAP and non-GAAP results to evaluate and communicate its performance. Non-GAAP measures should not be construed as alternatives to GAAP measures. Free cash flow, earnings from continuing operations before special items, operating profit before special items, adjusted EBITDA, adjusted EBITDA margin, and comparable results are common supplemental measures of performance used by investors and financial analysts. Management believes that free cash flow, earnings from continuing operations before special items, operating profit before special items, adjusted EBITDA, adjusted EBITDA margin, and comparable results provide additional analytical tools. Free cash flow is defined as net cash provided by operating activities less capital expenditures. This metric has been included as a measure of the Company’s liquidity and ability to fund its operations. Earnings from continuing operations before special items and operating profit before special items remove the impact of special items on earnings (loss) from continuing operations and operating profit (loss). Adjusted EBITDA is defined as earnings (loss) from continuing operations before interest expense, income taxes, depreciation, amortization, and special items. These special items have been removed as they have been deemed to be non- operational in nature. Comparable results remove the impact of portfolio changes in our magazine business to facilitate year-over-year comparisons. Management does not use adjusted EBITDA as a measure of liquidity or funds available for management’s discretionary use because it excludes certain contractual and nondiscretionary expenditures. Results before special items are supplemental non-GAAP financial measures. While these adjusted results are not a substitute for reported results under GAAP, management believes this information is useful as an aid to further understand Meredith’s current performance, performance trends and financial condition. Reconciliations of GAAP to non-GAAP measures are attached to this presentation and available at www.Meredith.com. 2

4Q’20 Business Update and Full Fiscal Year 2020 Review • Top Priorities – Keeping our employees safe – Continuing to deliver trusted news and inspiration to our audience of more than 190 million Americans, including nearly 95 percent of U.S. women – Supporting our advertising and marketing partners – Strengthening liquidity and enhancing our financial flexibility • 4Q’20 Business Trends – Advertising performance improved during course of fiscal 2020 fourth quarter across digital, print and broadcast – Consumer engagement strong across media platforms and products, including digital properties; ecommerce; television viewership and growth in high-value subscription solicitation and renewal channels – Cash Flow from Operating Activities up 33%; Free Cash Flow up 52% compared to prior year • Fiscal 2020 Highlights – Product launches across digital (Millie), print (Reveal, Sweet July), and broadcast (People Now, Southern Living) – New digital platform bringing together real-time insights and predictive analytics to better serve editorial content and marketing messaging – Redeemed preferred equity and replaced with lower interest rate debt; Completed remaining asset sales at attractive valuations – Continued strengthening long-term affinity for Meredith brands and services with advertisers and consumers, creating monetization opportunities 3

Leading Portfolio of Brands Building relationships/brand affinity and enhancing long-term monetization opportunity 4

Fiscal 2020 Fourth Quarter Consolidated Summary
($ in millions)

QUARTERLY FINANCIALS

	4Q'20	%YoY Change	Comparable % YoY Change [1]
Revenue			
Advertising related	$ 260.0	(35%)	(32%)
Consumer related	331.1	(7%)	(1%)
Other	20.1	(30%)	(30%)
Total Revenue	**$ 611.2**	**(22%)**	**(18%)**
Earnings from Continuing Operations	**6.2**	**F**	
Adjusted EBITDA [2]	**80.0**	**(53%)**	
Cash Flow from Operating Activities	**123.6**	**33%**	
Free Cash Flow [3]	**113.8**	**52%**	

WHAT WE ARE SEEING

- **Revenue:** Down (22%), ($174)
  - Advertising related down (35%), ($141), driven by estimated ($110) COVID-19 related cancellations & delays and ($18) National Media Group portfolio brand & title changes
  - Consumer related down (7%), ($25), driven by ($22) National Media Group portfolio brand and title changes and estimated ($18) COVID-19 related declines primarily in newsstand
  - Other revenue down (30%), ($9), driven by COVID-19 cancellations of consumer events
- **Adjusted EBITDA:**
  - Impacted primarily by COVID-19 sales declines
- **Cash Flow from Operations / Free Cash Flow:**
  - Increase driven primarily by working capital improvement, lower capital expenditure investments, and lower restructuring costs

F represents favorable improvements greater than 100%. U represents unfavorability greater than 100%.

(1) Comparable % YoY Change excludes the impact to National Media Group results due to transitioning *Rachel Ray Every Day* and *Traditional Home* to premium newsstand titles; adjusting the frequency of *Entertainment Weekly* to monthly, and closing *Family Circle* and *Money* magazines.

(2) Adjusted EBITDA is defined as earnings (loss) from continuing operations before interest expense, income taxes, depreciation, amortization, and special items.

(3) Free Cash Flow is defined as net cash provided by operating activities less capital expenditures.

See the Appendix for supplemental disclosures regarding non-GAAP financial measures.

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Fiscal 2020 Fourth Quarter Segment Summary
($ in millions)

NATIONAL MEDIA GROUP

		4Q'20	%YoY Change	Comparable %YoY Change [(2)]
Revenue				
Print advertising	$	107.4	(37%)	(30%)
Digital advertising		68.4	(31%)	(31%)
Subscription/newsstand		175.9	(19%)	(10%)
Other		92.9	(6%)	(6%)
Total Revenue [(1)]	**$**	**444.6**	**(24%)**	**(19%)**
Operating Profit		**6.8**	**6%**	
Adjusted EBITDA [(3)]		**47.8**	**(58%)**	

- Lower advertising and consumer revenue due to COVID-19 and portfolio changes
- 4Q'20 adjusted EBITDA decline driven by COVID-19

LOCAL MEDIA GROUP

		4Q'20	%YoY Change
Revenue			
Non-political advertising	$	48.5	(40%)
Political advertising		6.4	**F**
Retransmission		91.0	8%
Other		21.4	(35%)
Total Revenue [(1)]	**$**	**167.3**	**(16%)**
Operating Profit		**28.4**	**(55%)**
Adjusted EBITDA [(3)]		**38.1**	**(47%)**

- Lower non-political advertising revenue due to COVID-19, partially offset by retransmission and political
- 4Q'20 political advertising $6 vs. $0 in 4Q'19 and $10 in 4Q'18
- Adjusted EBITDA decline driven by COVID-19

F represents favorable improvements greater than 100%. U represents unfavorability greater than -100%.
(1) Segment revenues presented above do not include $0.7 of intersegment revenue eliminated in 4Q'20.
(2) Comparable % YoY Change excludes the impact to National Media Group results due to transitioning *Rachel Ray Every Day* and *Traditional Home* to premium newsstand titles; adjusting the frequency of *Entertainment Weekly* to monthly, and closing *Family Circle* and *Money* magazines.
(3) Adjusted EBITDA is defined as earnings (loss) from continuing operations before interest expense, income taxes, depreciation, amortization, and special items.
See the Appendix for supplemental disclosures regarding non-GAAP financial measures.

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Fiscal 2020 Full Year Summary
($ in millions)

CONSOLIDATED FINANCIALS

	FY'20	%YoY Change	Comparable % YoY Change (1)
Revenue			
Advertising related	$ 1,399.0	(17%)	(14%)
Consumer related	1,348.7	(5%)	—%
Other	100.9	19%	19%
Total Revenue	**$ 2,848.6**	**(11%)**	**(7%)**
Loss from Continuing Operations (2)	**(209.0)**	**U**	
Adjusted EBITDA (3)	**548.2**	**(22%)**	
Cash Flow from Operating Activities	**306.6**	**25%**	
Free Cash Flow (4)	**251.2**	**26%**	

SEGMENT RESULTS

	FY'20	%YoY Change	Comparable % YoY Change (1)
National Media Group	$ 2,081.6	(11%)	(5%)
Local Media Group	769.3	(11%)	
Elimination	(2.3)		
Total Revenue	**$ 2,848.6**	**(11%)**	**(7%)**
National Media Group	$ (167.7)	U	
Local Media Group	146.0	(48%)	
Corporate	(72.4)	38%	
Operating Loss	**$ (94.1)**	**U**	
National Media Group	$ 382.6	(16%)	
Local Media Group	210.5	(34%)	
Corporate	(44.9)	(35%)	
Adjusted EBITDA	**$ 548.2**	**(22%)**	

F represents favorability greater than 100%. U represents unfavorability greater than -100%.

(1) Comparable % YoY Change excludes the impact to National Media Group results due to transitioning *Rachel Ray Every Day, Coastal Living* and *Traditional Home* to premium newsstand titles; merging *Cooking Light and EatingWell;* adjusting the frequency of *Entertainment Weekly* to monthly, and closing *Family Circle, Martha Stewart Weddings* and *Money* magazines.

(2) Driven primarily by special items including non-cash impairments of goodwill, intangible and lease-related assets

(3) Adjusted EBITDA is defined as earnings (loss) from continuing operations before interest expense, income taxes, depreciation, amortization, and special items.

(4) Free Cash Flow is defined as net cash provided by operating activities less capital expenditures.

See the Appendix for supplemental disclosures regarding non-GAAP financial measures.

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Liquidity & Cash Flow Results ($ in millions) LIQUIDITY Cash, Ending Balance Unused Revolver • Ending cash balance increased $29 driven by strong cash from operations offset by 1 refinancing fees and revolver repayment $479 $415 $356 $347 $312 • $35 paid down on $350 revolver since 6/30/19 … $0 currently utilized $311 $45 $103 $132 • Continued focus ensuring ample liquidity and prioritizing debt paydown 6/30/19 3/31/20 6/30/20 Used Revolver $35 $35 $0 (1) inclusive of outstanding letters of credit totaling $3.6 at 4Q’19, $3.1 at 3Q’20 and $3.1 at 4Q’20 CASH FLOW FROM OPERATIONS Free Cash Flow 2 CapEx • Working capital improvement, driven primarily by accounts receivable reduction $124 $93 • Lower restructuring cash disbursements and lower capital expenditures $10 $18 $75 $114 6/30/19 6/30/20 Total Liquidity up 33% Year over Year, Driven by Strong Cash Flow (2) Free Cash Flow is defined as net cash provided by operating activities less capital expenditures. 8

Debt Profile ($ in millions) DEBT PROFILE $3,020 $3,045 Revolver $35 Senior Secured $300 Notes • Completed offering of Senior Secured Notes ($300) and allocation of Preferred Equity $650 incremental term loans ($410) Incremental $410 Term Loan • Net proceeds of Senior Secured Notes and incremental term loans, along with cash on hand used to redeem in full Series A Preferred Stock Senior Unsecured Notes $1,273 $1,273 • Revolver amendment increased consolidated net leverage ratio, providing short-term financial flexibility • No immediate maturities (CY25 for term loans and secured notes; CY26 for unsecured debt) Term Loan $1,063 $1,063 • Committed to further debt reduction through consistent operating cash flows 3/31/20 6/30/20 Refinancing Generates $35 Million Annual Cash Savings 9

Closing Thoughts 1 Continuing to innovate digital capabilities 2 Launching new brands and products to strengthen competitive position 3 Strong consumer engagement underpins future opportunity with advertisers, marketers and consumers Proactive cost and cash conservation actions enhancing financial 4 flexibility 10

Appendix

Meredith Corporation and Subsidiaries
Supplemental Disclosures Regarding Non-GAAP Financial Measures

Comparative Revenues Reconciliation - Comparable Change % excludes the impact to National Media Group results due to transitioning *Rachel Ray Every Day* and *Traditional Home* to premium newsstand titles; adjusting the frequency of *Entertainment Weekly* to monthly, and closing *Family Circle* and *Money* magazines.

	2020	2019			
Three Months Ended June 30,	**As Reported**	**As Reported**	**Portfolio Changes**	**Comparable**	**Comparable Change %**
In millions					
Advertising related	$ 260.0	$ 400.8	$ (18.2)	$ 382.6	(32%)
Consumer related	331.1	355.9	(21.8)	334.1	(1%)
Other	20.1	28.9	—	28.9	(30%)
Total Revenue	**$ 611.2**	**$ 785.6**	**$ (40.0)**	**$ 745.6**	**(18%)**
National Media Group					
Print advertising	$ 107.4	$ 171.4	$ (18.2)	$ 153.2	(30%)
Digital advertising	68.4	99.3	—	99.3	(31%)
Subscription / newsstand	175.9	218.3	(21.8)	196.5	(10%)
Other	92.9	98.5	—	98.5	(6%)
Total Revenues	**$ 444.6**	**$ 587.5**	**$ (40.0)**	**$ 547.5**	**(19%)**

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Meredith Corporation and Subsidiaries
Supplemental Disclosures Regarding Non-GAAP Financial Measures

Comparative Revenues Reconciliation **-** Comparable Change % excludes the impact to National Media Group results due to transitioning *Rachel Ray Every Day, Coastal Living* and *Traditional Home* to premium newsstand titles; merging *Cooking Light* and *EatingWell*; adjusting the frequency of *Entertainment Weekly* to monthly; and closing *Family Circle, Martha Stewart Weddings* and *Money* magazines.

	2020	2019			
Twelve Months Ended June 30,	**As Reported**	**As Reported**	**Portfolio Changes**	**Comparable**	**Comparable Change %**
In millions					
Advertising related	$ 1,399.0	$ 1,686.6	$ (59.3)	$ 1,627.3	(14%)
Consumer related	1,348.7	1,416.8	(67.0)	1,349.8	—%
Other	100.9	85.1	—	85.1	19%
Total Revenue	**$ 2,848.6**	**$ 3,188.5**	**$ (126.3)**	**$ 3,062.2**	**(7%)**
National Media Group					
Print advertising	$ 553.5	$ 690.1	$ (59.3)	$ 630.8	(12%)
Digital advertising	376.8	394.9	—	394.9	(5%)
Subscription / newsstand	762.6	881.6	(67.0)	814.6	(6%)
Other	388.7	360.0	—	360.0	8%
Total Revenues	**$ 2,081.6**	**$ 2,326.6**	**$ (126.3)**	**$ 2,200.3**	**(5%)**

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Meredith Corporation and Subsidiaries Supplemental Disclosures Regarding Non-GAAP Financial Measures Special Items The tables on pages 15 through 18 show results of operations as reported under GAAP and excluding the special items. Results of operations excluding the special items are non-GAAP measures. Management’s rationale for presenting non-GAAP measures is included on page 2 of this presentation. Adjusted EBITDA Consolidated adjusted EBITDA, which is reconciled to net earnings (loss) in the following tables, is defined as earnings (loss) from continuing operations before interest expense, income taxes, depreciation, amortization, and special items. Segment adjusted EBITDA is a measure of segment earnings (loss) before depreciation, amortization, and special items. Segment adjusted EBITDA margin is defined as segment adjusted EBITDA divided by segment revenues. 14

Meredith Corporation and Subsidiaries
Supplemental Disclosures Regarding Non-GAAP Financial Measures

Three months ended June 30, 2020	National Media	Local Media	Unallocated Corporate	Total
(In millions)				
Revenues	$ 444.6	$ 167.3		
Net earnings				$ 6.2
Income tax benefit				(16.8)
Interest expense, net				33.4
Non-operating expense, net				0.3
Operating profit	$ 6.8	$ 28.4	$ (12.1)	23.1
Special items included in operating profit				
Severance and related benefit costs	1.9	—	0.2	2.1
Integration and restructuring costs	1.8	—	5.0	6.8
Other	(2.1)	—	—	(2.1)
Total special items included in operating profit	1.6	—	5.2	6.8
Operating profit before special items (non-GAAP)	8.4	28.4	(6.9)	29.9
Non-operating income (expense), net	0.3	0.1	(0.7)	(0.3)
Special item included in the non-operating income (expense), net - pension settlement	—	—	1.1	1.1
Depreciation and amortization	39.1	9.6	0.6	49.3
Adjusted EBITDA (non-GAAP)	$ 47.8	$ 38.1	$ (5.9)	$ 80.0
Segment operating margin	1.5 %	17.0 %		
Segment adjusted EBITDA margin	10.8 %	22.8 %		

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Meredith Corporation and Subsidiaries
Supplemental Disclosures Regarding Non-GAAP Financial Measures

Three months ended June 30, 2019	National Media	Local Media	Unallocated Corporate	Total
(In millions)				
Revenues	$ 587.5	$ 198.6		
Net loss				$ (13.0)
Loss from discontinued operations				9.4
Loss from continuing operations				(3.6)
Income tax benefit				(5.5)
Interest expense, net				39.5
Non-operating income, net				(6.9)
Operating profit	$ 6.4	$ 62.6	$ (45.5)	23.5
Special items included in operating profit				
Write-down of impaired assets	41.8	—	—	41.8
Severance and related benefit costs	13.6	0.3	—	13.9
Integration and restructuring costs	2.2	—	28.0	30.2
Gain on sale of businesses and assets	(4.7)	—	—	(4.7)
Other	3.2	—	—	3.2
Total special items included in operating profit	56.1	0.3	28.0	84.4
Operating profit before special items (non-GAAP)	62.5	62.9	(17.5)	107.9
Non-operating income (expense), net	7.3	0.6	(1.0)	6.9
Special item included in non-operating income (expense), net - pension settlement	(2.8)	—	—	(2.8)
Depreciation and amortization	47.8	8.9	0.6	57.3
Adjusted EBITDA (non-GAAP)	$ 114.8	$ 72.4	$ (17.9)	$ 169.3
Segment operating margin	1.1 %	31.5 %		
Segment adjusted EBITDA margin	19.5 %	36.5 %		

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Meredith Corporation and Subsidiaries
Supplemental Disclosures Regarding Non-GAAP Financial Measures

Twelve months ended June 30, 2020	National Media	Local Media	Unallocated Corporate	Total
(In millions)				
Revenues	$ 2,081.6	$ 769.3		
Net loss				$ (234.3)
Loss from discontinued operations				25.3
Loss from continuing operations				(209.0)
Income tax benefit				(32.2)
Interest expense, net				145.8
Non-operating expense, net				1.3
Operating profit (loss)	$ (167.7)	146.0	(72.4)	(94.1)
Special items included in operating profit (loss)				
Write-down of impaired assets	367.0	22.3	—	389.3
Severance and related benefit costs	8.1	2.3	3.7	14.1
Integration and restructuring costs	5.1	—	18.5	23.6
Gain on the sale of business	(8.7)	—	—	(8.7)
Other	(2.1)	—	0.4	(1.7)
Total special items included in operating profit (loss)	369.4	24.6	22.6	416.6
Operating profit before special items (non-GAAP)	201.7	170.6	(49.8)	322.5
Non-operating income (expense), net	11.3	1.0	(13.6)	(1.3)
Special items included in the non-operating income (expense), net				
Pension settlement charge	—	—	14.0	14.0
Release of lease guarantee	(8.0)	—	—	(8.0)
Loss on investment	1.1	—	—	1.1
Total special items included in non-operating income (expense), net	(6.9)	—	14.0	7.1
Depreciation and amortization	176.5	38.9	4.5	219.9
Adjusted EBITDA (non-GAAP)	$ 382.6	$ 210.5	$ (44.9)	$ 548.2
Segment operating margin	(8.1)%	19.0 %		
Segment adjusted EBITDA margin	18.4 %	27.4 %		

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Meredith Corporation and Subsidiaries
Supplemental Disclosures Regarding Non-GAAP Financial Measures

Twelve months ended June 30, 2019	National Media	Local Media	Unallocated Corporate	Total
(In millions)				
Revenues	$ 2,326.6	$ 863.8		
Net earnings				46.3
Loss from discontinued operations				82.8
Earnings from continuing operations				129.1
Income tax expense				11.5
Interest expense, net				170.6
Non-operating income, net				(24.2)
Operating profit	$ 126.0	$ 278.3	$ (117.3)	287.0
Special items included in operating profit				
Write-down of impaired assets	41.8	—	—	41.8
Severance and related benefit costs	44.9	2.0	4.6	51.5
Integration and restructuring costs	23.4	—	41.2	64.6
Gain on sale of businesses and assets	(11.1)	—	—	(11.1)
Other	5.4	(0.9)	2.3	6.8
Total special items included in operating profit	104.4	1.1	48.1	153.6
Operating profit before special items (non-GAAP)	230.4	279.4	(69.2)	440.6
Non-operating income (expense), net	25.9	2.2	(3.9)	24.2
Special items included in non-operating income (expense)				
Gain on the sale of business	(4.0)	—	—	(4.0)
Pension settlement	(2.8)	—	—	(2.8)
Total special items included in non-operating income (expense), net	(6.8)	—	—	(6.8)
Depreciation and amortization	206.5	36.6	4.5	247.6
Adjusted EBITDA (non-GAAP)	$ 456.0	$ 318.2	$ (68.6)	$ 705.6
Segment operating margin	5.4 %	32.2 %		
Segment adjusted EBITDA margin	19.6 %	36.8 %		

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Meredith Corporation and Subsidiaries Supplemental Disclosures Regarding Non-GAAP Financial Measures Free Cash Flow – The following table presents net cash provided by operating activities as reported under GAAP and additions to property, plant, and equipment also as reported under GAAP. Free cash flow is a non-GAAP measure. Management’s rationale for presenting non-GAAP measures is included in the text of this earnings release. Three Months Twelve Months Years ended June 30, 2020 2019 % Change 2020 2019 % Change (In millions) Net cash provided by operating activities................................................ $ 123.6 $ 92.8 33% $ 306.6 $ 245.3 25 % Less: additions to property, plant, and equipment.................................. (9.8) (17.8) (45) % (55.4) (46.4) 19 % Free cash flow........................................................................................... $ 113.8 $ 75.0 52% $ 251.2 $ 198.9 26% 19